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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
SENTO CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	2)	Form, Schedule or Registration Statement No.:
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	4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 16, 2002

SENTO CORPORATION

        You are cordially invited to attend the Annual Meeting of Shareholders of Sento Corporation (the "Company"), which will be held on Wednesday, October 16, 2002 at 9:00 a.m., at the Company's corporate offices located at 808 East Utah Valley Drive, American Fork, Utah 84003 (the "Annual Meeting"), for the following purposes, which are more fully described in the Proxy Statement accompanying this Notice:

  (i)
  To elect seven directors of the Company, each to serve until the 2003 Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified;

  (ii)
  To consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending March 29, 2003; and

  (iii)
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The Board of Directors has fixed the close of business on August 30, 2002 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

        All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the enclosed postage-prepaid envelope. Record shareholders attending the Annual Meeting may vote in person even if they have returned a Proxy.

By Order of the Board of Directors
Stanley J. Cutler Secretary

September 13, 2002

IMPORTANT

        Whether or not you expect to attend the Annual Meeting in person, to assure that your shares will be represented, please complete, date, sign and return the enclosed proxy card without delay in the enclosed envelope, which requires no additional postage if mailed in the United States. Your proxy will not be used if you are a shareholder of record, present at the Annual Meeting and desire to vote your shares personally.

Sento Corporation
808 East Utah Valley Drive
American Fork, Utah 84003

PROXY STATEMENT

Annual Meeting of Shareholders

October 16, 2002

SOLICITATION OF PROXIES

        This Proxy Statement is being furnished to the shareholders of Sento Corporation, a Utah corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies from holders of outstanding shares of the Company's common stock, par value $.25 per share (the "Common Stock"), for use at the Annual Meeting of Shareholders of the Company to be held Wednesday, October 16, 2002 and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying form of proxy are first being mailed to shareholders of the Company on or about September 13, 2002.

        The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to shareholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally or by telephone, facsimile transmission, e-mail or web posting. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Common Stock for the forwarding of solicitation materials to such beneficial owners and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.

VOTING

Record Date

        The Board of Directors has fixed the close of business on August 30, 2002 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 8,395,766 shares of Common Stock. The holders of record of the shares of Common Stock on the Record Date entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. Accordingly, 8,395,766 votes are entitled to be cast on each matter submitted to a vote at the Annual Meeting.

Proxies

        Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted (i) FOR the election of each of the seven director nominees; (ii) FOR the ratification of the appointment by the Board of Directors of Ernst & Young LLP to be the independent auditors of the Company for the fiscal year ending

March 29, 2003; and (iii) in the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting.

        A shareholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date, by filing with the Secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby in person at the Annual Meeting if the shareholder is a shareholder of record.

Required Vote

        A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Annual Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as "represented" for the purpose of determining the presence or absence of a quorum. Under Utah corporate law and the Articles of Incorporation and Bylaws of the Company, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal. In the election of directors, the seven nominees receiving the highest number of votes will be elected. Accordingly, abstentions and broker non-votes will not have the effect of being considered as votes cast against any matter considered at the Annual Meeting.

ELECTION OF DIRECTORS

Nominees for Election as Directors

        At the Annual Meeting, seven directors of the Company, constituting the entire Board of Directors, are to be elected to serve until the next annual meeting of shareholders and until their successors shall be duly elected and qualified. If any of the nominees should be unavailable to serve, which is not now anticipated, the proxies solicited hereby will be voted for such other persons as shall be designated by the present Board of Directors. The seven nominees receiving the highest number of votes at the Annual Meeting will be elected. Certain information with respect to each nominee for director is set forth below.

Name	Age	Position	Director Since
Gary B. Filler	61	Chairman of the Board	1998
Patrick F. O'Neal	56	President, Chief Executive Officer and Director	2002
Dennis L. Herrick	59	Director	2000
Kieth E. Sorenson	53	Director	1997
Kim A. Cooper	43	Director	1999
Lyndon L. Ricks	46	Director	1999
Eric Olafson	43	Director	2001

        Gary B. Filler has served as a director of the Company since August 1998 and as Chairman of the Board since September 26, 2000. Prior to joining the Company, he was Senior Vice President and Chief Financial Officer of Diamond Multimedia Systems, Inc., a manufacturer of graphics boards and modems, from January 1995 to September 1996. From June 1994 to January 1995, Mr. Filler was a business consultant and private investor. From February 1994 until June 1994, he served as Executive Vice President and Chief Financial Officer of ASK Group, Inc., a computer systems company. Mr. Filler was Chairman of the Board of Seagate Technology, Inc., a manufacturer and distributor of data storage, retrieval and management products ("Seagate"), from September 1991 until October 1992, and was Vice Chairman of the Board of Seagate from October 1990 until

September 1991. Mr. Filler served as Co-Chairman of the Board of Seagate and as a director of Seagate Software, Inc., a subsidiary of Seagate, from June 1998 until December 2000.

        Patrick F. O'Neal was appointed to serve as President, Chief Executive Officer and director of the Company in January 2002. Prior to joining the Company, Mr. O'Neal was the Managing Director of Digital Lighthouse Corporation, an outsourced provider of phone and web-based sales and customer Service, a position he held from September 1996. Mr. O'Neal also served on the Board of Directors of Digital Lighthouse Corporation from March 1996 to January 2000 and as president of three subsidiaries that dealt with regulated industries (securities, insurance and mortgage). In addition, Mr. O'Neal has been associated with direct sales and service for over 25 years providing sales, marketing and service offerings to companies such as Merrill Lynch, DirecTV, Twentieth Century Funds, American Express Brokerage, and Instinet (a Reuters Company), to name but a few. Mr. O'Neal received his bachelor's degree from Indiana State University and his law degree (Doctor of Jurisprudence) from Indiana University.

        Dennis L. Herrick has served as a director since March 2000 and served as President and Chief Executive Officer of the Company from March 2000 until December 2001. Prior to joining the Company, he was President and Chief Executive Officer of I-Lease Inc., a provider of Internet-based marketing tools for equipment leasing companies, from June 1999 to March 2000. From November 1995 to March 1998, Mr. Herrick was Vice President of US Operations for Americ Disc, a manufacturer and distributor of compact disks. From September 1993 until November 1995, he was a founder and Chief Operating Officer of Triptych CD, a CD-ROM start-up, which was subsequently sold to Americ Disc. Concurrently, from January 1991 until April 1994, Mr. Herrick served as President of SJ Packaging Corporation, an offset printing company. Prior to 1991, Mr. Herrick was Vice President and General Manager of Data Products Europe for Xidex Corporation, a manufacturer and distributor of storage media products.

        Kieth E. Sorenson has served as director since June 1, 1997. Mr. Sorenson served as President and Chief Executive Officer of the Company from December 1997 to April 1999. Prior to joining the Company, Mr. Sorenson was the founder of Truevision, Inc. (formerly RasterOps), a publicly traded multi-media, graphics and video company. From 1993 to 1997, he was a managing partner of Sorenson, Thomas & Co. and President, CEO and Chairman of Truevision, Inc., of which he continued to serve as a director until January 1999. From 1979 to 1987, he was employed by Ramtek, Inc., a Silicon Valley pioneer in computer graphics, as Vice President of Engineering and Product Marketing. He is also currently the owner of Avtronix, a private aviation electronics manufacturing company, and a director of Sumeria, a developer of CD-ROM titles.

        Kim A. Cooper was appointed to serve as a director in August 1999. Mr. Cooper is currently the Chief Operating Officer of Sorenson Media, Inc., an Internet streaming media company ("Sorenson"), a position he has held since April 2000. Prior to joining Sorenson, Mr. Cooper was the founder, Chairman of the Board and Chief Executive Officer of Digital Harbor International, Inc., a software developer of server-side JAVA applications, from 1996 until it was sold in 1999. Prior to joining Digital Harbor, Mr. Cooper served for two years as Vice President of Worldwide Marketing and Business Development for Novell, Inc., a provider of networking software, and for ten years as Director of Sales and Marketing and Vice President of Worldwide Customer Services for WordPerfect Corporation. Mr. Cooper also serves as a director for two other companies: National Tech Team Inc., a multi-national provider of desktop management services to national and multi-national governmental entities, service organizations and a number of Fortune 500 companies, and ComDais, Inc., a private company providing Ariba-based business-to-business digital marketplaces. Mr. Cooper is a licensed attorney in Utah.

        Lyndon L. Ricks was appointed to serve as a director in October 1999. Since 1992, Mr. Ricks has been engaged as an attorney in private practice with the law firm of Kruse, Landa & Maycock, L.L.C., located in Salt Lake City, Utah. Prior to joining his current firm in 1992, Mr. Ricks was engaged in the private practice of law with two firms located in Salt Lake City, Utah from 1982 until 1992. Mr. Ricks' legal practice is focused on securities compliance, mergers and acquisitions, corporate matters and general business transactions. Mr. Ricks served as a chairman of the Securities Section of the Utah State Bar from 1996 to 1997.

        Eric Olafson was appointed to serve as a director in October 2001. Since 2000, Mr. Olafson has been the Chairman of the Board of Tomax Corporation, a developer and marketer of web-based software for retailers ("Tomax"). Prior to that, from 1990 to 2000, Mr. Olafson served as President and Chief Executive Officer of Tomax. From 1987 to 1990, Mr. Olafson served as Vice President of Marketing at Tomax. From 1986 to 1987, Mr. Olafson served as a consultant to Tomax. Prior to 1986, Mr. Olafson was a co-founder of Dyonix Greentree Technologies, a Canadian software development company.

Committees and Meetings

        The Board of Directors has formed a standing Audit Committee, the members of which are Kim A. Cooper, Kieth E. Sorenson, Lyndon L. Ricks and Eric Olafson. The Audit Committee held three meetings during the fiscal year ended March 30, 2002. The Audit Committee's functions include the review of the Company's internal accounting and financial practices and controls, as well as all services performed by the Company's independent auditors, and recommendation of the selection of the Company's independent auditors.

        The Board of Directors has also formed a standing Compensation Committee, the members of which are Kieth E. Sorenson, Kim A. Cooper, and Gary B. Filler. The Compensation Committee held four meetings during the fiscal year ended March 30, 2002.

        During the fiscal year ended March 30, 2002, the Board of Directors held nine meetings. No director attended fewer than 75% of the total number of meetings of the Board and of the committees on which he served. The Company does not maintain a standing nominating committee of the Board of Directors.

Director Compensation

        Non-employee directors of the Company receive compensation of $1,500 for attendance at each Board meeting, $750 for each telephonic Board meeting, and $1,000 for each committee meeting not held in conjunction with a regular Board meeting ($500 if the committee meeting is held in conjunction with a Board meeting). As additional incentive to serve, non-employee board members from time to time receive options to purchase shares of Common Stock. Mr. Herrick received options to purchase 30,000 shares of Common Stock and Messrs. Cooper, Filler, Olafson, Ricks and Sorenson each received options to purchase 10,000 shares of Common Stock during the fiscal year ended March 30, 2002.

        In addition, during the fiscal year ended March 30, 2002, the Board of Directors reviewed the time and insight provided by the directors of the Company, as well as the Company's limited ability to provide additional cash payments to the Company's directors as compensation for their services to the Company. Based upon this review, as well as an assessment that the directors would likely be required to devote increased time and attention during the fiscal year ended March 30, 2002 to several strategic initiatives, including review and negotiation of prospective transactions intended to promote shareholder value and liquidity, the Board of Directors adopted resolutions intended to compensate the directors of the Company if the Company completed such a transaction. Pursuant to resolutions adopted in April 2001 and March 2002, the Board of Directors approved a contingent issuance of shares of Common Stock to each of the directors of the Company (75,000 shares to Gary Filler, Chairman of the Board, and 50,000 shares to each other director then serving). The shares of Common Stock are issuable only upon the completion of certain merger, consolidation, acquisition, sale and liquidation transactions constituting a "change of control" under the Company's 1999 Omnibus Stock Incentive Plan. Because none of the conditions was satisfied during the fiscal year ended March 30, 2002, there were no shares or other rights issued or granted to the directors during such fiscal year. The resolutions remain effective and could result in future issuances of shares of Common Stock if one or more of the stated conditions occurs.

        On March 30, 1999, the Company entered into a consulting agreement with GT Investments, of which Gary B. Filler, the Company's Chairman of the Board, is the sole shareholder. Pursuant to such agreement, the Company pays GT Investments a monthly fee for services provided by Mr. Filler. During the year ended March 30, 2002, the Company paid GT Investments an aggregate amount of $97,738 under this agreement. The agreement is cancelable by either party at any time.

EXECUTIVE OFFICERS

        In addition to Mr. O'Neal, whose biography is set forth above, certain biographical information is furnished below with respect to the following executive officers of the Company and its subsidiaries:

        Ronnie Johansen, 41, has served as Senior Vice President of Solutions Development since October 2001 and served as the Vice President of Operations of the Company from September 1999 to October, 2001. Prior to his appointment as Vice President of Operations, Mr. Johansen served as the Vice President of Sento Technical Services from July 1998 until September 1999. Prior to joining the Company, Mr. Johansen served as Director of Customer Service for Novonyx, Inc., a joint venture formed by Novell, Inc. and Netscape Inc., from July 1997 until May 1998 and as a Director of EMEA Technical Services for Novell, Inc. in the Netherlands from November 1994 until July 1996. From August 1996 to July 1998, Mr. Johansen worked as an independent consultant for several international business ventures. He was also employed as Director of International Development for WordPerfect Corporation from 1987 until 1994. Mr. Johansen received a B.A. degree in Russian Studies from Brigham Young University.

        Stanley J. Cutler, 60, has served as the Company's Senior Vice President of Finance since March 2002. Prior to his appointment as Senior Vice President of Finance, Mr. Cutler served as Vice President of Finance from July 2001 to March 2002 and as the Company's Corporate Controller from November 1998 to July 2001. Mr. Cutler has also served as the Company's Corporate Secretary since July 1999. Previously he was interim Vice President of Finance for Portola Packaging, a manufacturer of closures for plastic containers, from December 1997 to November 1998. Mr. Cutler served as Controller for Diamond Multimedia Systems, Inc., a multimedia and computer graphics and modem company, from January 1995 to November 1997. Mr. Cutler has many years of experience as controller and vice president of finance for high-tech companies in Silicon Valley. Mr. Cutler is a certified public accountant and began his career in accounting at Peat Marwick Mitchell & Co. in San Francisco, California.

        Blaine D. Colton, 53, has served as the Company's Senior Vice President of Sales since May 2002. From April 2001 to May 2002, Mr. Colton was President and CEO of eTags, Inc., a media marketing company. From February 2000 to January 2001, Mr. Colton served as Acting Chief Operating Officer and Vice President of Sales and Client Services for Teltrust Inc., a privately-held provider of outsourced call centers for telecomm and CRM solutions. From June 1998 to January 2000, Mr. Colton served as the Director of Marketing and Sales of Sorenson Vision, a privately-owned ASIC-based technology company producing video conferencing products and web-based video tools. From January 1998 to June 1998, Mr. Colton served as Vice President of Sales and Channel Marketing for Cirque Corporation, a privately-owned producer of input devices for desktop and laptop computers. Mr. Colton has 32 years of senior management experience leading and directing sales and marketing efforts in high growth technology, customer contact solutions, conferencing and multimedia industry segments.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table provides certain summary information concerning the compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer, as well as all other executive officers of the Company whose aggregate compensation for the fiscal year ended March 30, 2002 exceeded $100,000 (collectively, the "Named Executive Officers").

Long-Term Compensation
		Annual Compensation				Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options (#)	LTIP Payouts ($)	All Other Compensation ($)
Patrick F. O'Neal(1) Chief Executive Officer	2002 2001 2000	25,500 — —	— — —	— — —	— — —	335,000 — —	— — —	— — —
Dennis L. Herrick(2) Chief Executive Officer	2002 2001 2000	109,038 120,000 6,462	— — 30,000	19,615 — —	— — —	30,000 — 325,000	— — —	— — —
Stanley J. Cutler Senior Vice President of Finance and Secretary	2002 2001 2000	100,000 100,000 92,308	10,000 — 15,000	— — —	— — —	164,000 30,000 100,000	— — —	— — —
Ronnie Johansen Senior Vice President of Solutions Development	2002 2001 2000	109,231 98,804 78,692	14,359 21,592 5,910	— — —	— — —	142,400 — 145,000	— — —	— — —

(1)
Mr. O'Neal was appointed to serve as President and Chief Executive Officer on January 14, 2002.

(2)
Mr. Herrick served as President and Chief Executive Officer until December 15, 2001. Other annual compensation paid to Mr. Herrick during the fiscal 2002 year represents payments for consulting services subsequent to his resignation as President and Chief Executive Officer. The Company does not currently have any consulting arrangement with Mr. Herrick. Options issued to Mr. Herrick during the fiscal 2000 year were cancelled upon his resignation as President and Chief Executive Officer.

Option Grants in Last Fiscal Year

        The following table sets forth individual grants of options to acquire shares of Common Stock made to the Named Executive Officers during the fiscal year ended March 30, 2002.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		Percent of Total Options Granted to Employees in Fiscal Year
Name	Options Granted		Exercise Price	Expiration Date
					5%	10%
Patrick F. O'Neal	335,000	27%	$0.93	Jan. 2012	$195,932	$496,530
Stanley J. Cutler	50,000	4%	$2.08	Apr. 2011	$65,405	$165,749
Stanley J. Cutler	114,400	9%	$0.72	Mar. 2012	$51,801	$131,273
Ronnie Johansen	50,000	4%	$2.08	Apr. 2011	$65,405	$165,749
Ronnie Johansen	92,400	7%	$0.72	Mar. 2012	$41,839	$106,028
Dennis L. Herrick(1)	30,000	2%	$0.93	Jan. 2007	$7,708	$17,033

(1)
Mr. Herrick served as President and Chief Executive Officer until December 15, 2001. Upon his resignation, options to acquire 325,000 shares of Common Stock were cancelled. On January 23, 2002, Mr. Herrick was awarded options to acquire 30,000 shares of Common Stock as partial remuneration for his service as a director.

Aggregated Option Exercises in Last Fiscal Year and Year End Option Values

        The following table sets forth the aggregate value of unexercised options to acquire shares of Common Stock held by the Named Executive Officers on March 30, 2002, and the value realized upon the exercise of options during the fiscal year ended March 30, 2002.

			Number of Unexercised Options at FY End 2002(2)		Value of Unexercised In-the-Money Options at FY End 2002($)(3)
Name	Shares Acquired on Exercise	Value Realized($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Patrick F. O'Neal	—	—	—	335,000	—	$30,150
Dennis L. Herrick	—	—	—	30,000	—	$2,700
Stanley J. Cutler	—	—	189,582	204,818	—	$34,320
Ronnie D. Johansen	—	—	114,164	178,236	—	$27,720

(1)
Calculated based on the difference between the exercise price and the value of the shares as of the date acquired.

(2)
Includes shares of Common Stock subject to options exercisable within 60 days of March 30, 2002.

(3)
Calculated based on the difference between the exercise price and the price of a share of Common Stock on March 30, 2002. The price of the Common Stock on March 30, 2002 was $1.02 per share (as reported on the Nasdaq (SmallCap) Stock Market).

Employment Agreements and Change of Control Arrangements

        The Company has adopted the Sento Corporation 1999 Omnibus Stock Incentive Plan (the "Incentive Plan"), which provides that upon a change in control of the Company and a subsequent relocation, termination or reassignment of a participant in the Incentive Plan within one year, the options granted to such participant immediately vest and become exercisable. The Named Executive Officers are among the participants in the Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In March of 1999, the Company entered into a consulting agreement with GT Investments, a company that is wholly-owned by Gary B. Filler, the Company "s Chairman of the Board. Under the agreement, the Company pays GT Investments a monthly fee for services provided by Mr. Filler. In March of 2001, the Company contracted with GT Investments to provide consulting services to its wholly-owned subsidiary, Sento Training Corporation, which was disposed of during fiscal 2002. The total expense incurred by the Company under its arrangement with GT Investments during the years ended March 30, 2002 and March 31, 2001 was $97,738 and $109,611, respectively. The consulting agreement is cancelable by either party at any time.

PRINCIPAL HOLDERS OF VOTING SECURITIES AND RELATED STOCKHOLDER MATTERS

Principal Holders of Voting Securities

        The following table sets forth information as of August 30, 2002 with respect to the beneficial ownership of shares of the Common Stock by each person known by the Company to be the beneficial owner of more than five percent of the Common Stock, by each director or nominee, by each of the Named Executive Officers and by all directors and executive officers as a group. Unless otherwise noted, each person named has sole voting and investment power with respect to the shares indicated. The percentages set forth below have been computed based on the number of outstanding securities, excluding treasury shares held by the Company, which was 8,395,766 shares of Common Stock as of August 30, 2002.

	Beneficial Ownership As of August 30, 2002
Name and Address of Beneficial Owner	Number of Shares		Percentage of Class*
Common Stock:
Stanley J. Cutler Senior Vice President of Finance and Secretary 808 East Utah Valley Drive, American Fork, UT 84003	264,460	(1)	3%
Gary B. Filler Chairman of the Board 808 East Utah Valley Drive, American Fork, UT 84003	210,250	(2)	2%
Ronnie D. Johansen Senior Vice President of Solutions Development 808 East Utah Valley Drive, American Fork, UT 84003	142,135	(3)	2%
Kieth E. Sorenson Director 808 East Utah Valley Drive, American Fork, UT 84003	135,000	(4)	2%
Lyndon L. Ricks Director 808 East Utah Valley Drive, American Fork, UT 84003	39,750	(5)	**
Kim A. Cooper Director 808 East Utah Valley Drive, American Fork, UT 84003	35,000	(6)	**
Patrick F. O'Neal President, CEO and Director 808 East Utah Valley Drive, American Fork, UT 84003	10,000		**
Dennis L. Herrick Director 808 East Utah Valley Drive, American Fork, UT 84003	7,941		**
Eric Olafson Director 808 East Utah Valley Drive, American Fork, UT 84003	7,500	(7)	**
All executive officers and directors as a group (10 persons)	852,036	(8)	10%

*
Beneficial ownership as a percentage of the class for each person holding options, warrants or other rights exercisable within 60 days of August 30, 2002 has been calculated as though shares of Common Stock subject to such options were outstanding, but such shares have not been deemed outstanding for the purpose of calculating the percentage of the class owned by any other person.

**
Represents less than one percent of the outstanding shares of Common Stock.

(1)
Includes presently exercisable options to purchase 218,750 shares of Common Stock and presently exercisable warrants to purchase 10,000 shares of Common Stock.

(2)
Includes 32,000 shares of Common Stock and 10,000 shares of Common Stock subject to presently exercisable warrants held by GT Investments, of which Mr. Filler is the sole shareholder, and presently exercisable options to purchase 146,250 shares of Common Stock.

(3)
Includes presently exercisable options to purchase 135,000 shares of Common Stock.

(4)
Includes presently exercisable options to purchase 135,000 shares of Common Stock.

(5)
Includes presently exercisable options to purchase 33,750 shares of Common Stock.

(6)
Includes presently exercisable options to purchase 35,000 shares of Common Stock.

(7)
Includes presently exercisable options to purchase 7,500 shares of Common Stock.

(8)
Includes presently exercisable options to purchase 711,250 shares of Common Stock and presently exercisable warrants to purchase 20,000 shares of Common Stock.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table contains information regarding the Company's equity compensation plans as of March 30, 2002.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders(1)	2,265,781	$2.10	958,253
Equity compensation plans not approved by security holders(2)	40,000	$2.65	—

Total	2,305,781	$2.11	958,253

(1)
Consists of the Incentive Plan and the Company's employee stock purchase plan. See Note 12 to the Consolidated Financial Statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 30, 2002 for additional information regarding these plans.

(2)
Consists of warrants to purchase shares of Common Stock. See Note 12 to the Consolidated Financial Statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 30, 2002 for additional information regarding these warrants.

        The warrants disclosed in the preceding table were issued by the Company in exchange for consulting services pursuant to individual compensation arrangements. These warrants give the holders the right to purchase Common Stock at a price equal to the fair market value of the Common Stock at the time of issuance of the warrants. The terms of these warrants range from three to five years from the date of issuance of the warrants.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, as well as persons who beneficially own more than ten percent of the Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers. Reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that for the fiscal year ended March 30, 2002 all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis, except that Mr. O'Neal inadvertently failed to file a Form 3 to report his appointment as President, Chief Executive Officer and director of the Company in January 2002 and related grant of an option to purchase shares of Common Stock. Mr. O'Neal subsequently filed the delinquent Form 3 with the SEC.

AUDIT COMMITTEE REPORT

        The following paragraphs comprise the report of the Audit Committee of the Board of Directors with respect to the Company's audited financial statements for the fiscal year ended March 30, 2002.

        The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's internal accounting and financial practices and controls, as well as all services performed by the Company's independent auditors, and recommending the selection of the Company's independent auditors. The Committee is composed of four outside directors, each of whom the Board of Directors believes is independent for purposes of the Marketplace Rules of the Nasdaq Stock Market. All members of the Committee are financially literate and the chairman has accounting or related financial management expertise. The Board of Directors has adopted a written charter for the Committee.

        Following the end of the Company's 2002 fiscal year, the Committee reviewed and discussed the Company's audited financial statements with the Company's management. The Committee also discussed with Ernst & Young LLP ("E&Y"), the independent auditors of the Company, the matters required to be discussed by the American Institute of Certified Public Accountants Statement on Auditing Standards ("SAS") 61, "Communication with Audit Committee." The Committee also received the written disclosures and a letter from E&Y as required by the Independence Standards Board's Standard No. 1, and has discussed with E&Y the independence of E&Y. In determining the independence of E&Y, the Committee considered, among other factors, whether the non-audit services provided by E&Y could impair the independence of E&Y and concluded that such services were compatible with their independence.

        Based upon the review and discussions referenced in the preceding paragraphs, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended March 30, 2002.

AUDIT COMMITTEE
/s/ KIM A. COOPER Kim A. Cooper, Chairman
/s/ KIETH E. SORENSON Kieth E. Sorenson
/s/ LYNDON L. RICKS Lyndon L. Ricks
/s/ ERIC OLAFSON Eric Olafson

RATIFICATION OF SELECTION OF AUDITOR

        The Audit Committee has recommended, and the Board of Directors has selected, the firm of Ernst & Young LLP ("E&Y"), independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending March 29, 2003, subject to ratification by the shareholders. The Board of Directors anticipates that one or more representatives of E&Y will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees

        Audit fees billed to the Company by E&Y during the 2002 fiscal year totaled $45,000 for the independent audit of the Company's annual financial statements and $30,545 for audit-related fees. Audit-related fees include $15,000 related to the review of the financial statements contained in the Company's quarterly 10-QSB filings and $15,545 related to audit advisory services.

  Financial Information Systems Design and Implementation Fees

        The Company did not engage E&Y to provide advice to the Company regarding financial information systems design and implementation during the 2002 fiscal year.

  Other Fees

        Fees billed to the Company by E&Y during the 2002 fiscal year for all other non-audit services rendered to the Company, including tax-related services, totaled $20,975.

        The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of the appointment of E&Y.

        The Board of Directors recommends that shareholders vote FOR ratification of the appointment of E&Y as the Company's independent auditor.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the Annual Meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.

PROPOSALS OF SHAREHOLDERS

        In order to be included in the proxy statement and form of proxy relating to the Company's annual meeting of shareholders to be held in 2003, proposals which shareholders intend to present at such annual meeting must be received by the corporate secretary of the Company, at the Company's executive offices, 808 East Utah Valley Drive, American Fork, Utah 84003, no later than May 15, 2003. Proposals which shareholders intend to present at such annual meeting without being included in the proxy statement and form of proxy relating to such meeting must be received by the corporate secretary of the Company, at the Company's executive offices, no later than July 30, 2003.

ADDITIONAL INFORMATION

        The Company will provide without charge to any person from whom a proxy is solicited by the Board of Directors, upon the written request of such person, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 30, 2002, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), required to be filed with the Securities and Exchange Commission. Written requests for such information should be directed to Stanley J. Cutler, Vice President of Finance and Corporate Secretary of the Company, at 808 East Utah Valley Drive, American Fork, Utah 84003.

PROXY

SENTO CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Gary B. Filler and Stanley J. Cutler, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side, all shares of Common Stock of Sento Corporation, a Utah corporation (the "Company"), held of record by the undersigned on August 30, 2002 at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 808 East Utah Valley Drive, American Fork, Utah 84003, on October 16, 2002, at 9:00 a.m., local time, or at any adjournment or postponement thereof, upon the matters set forth on the reverse side, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

(To be Dated And Signed On Reverse Side)

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Shareholders
SENTO CORPORATION

October 16, 2002

* Please Detach and Mail in the Envelope Provided *

A	☒	Please mark your votes as in this example.
		FOR all nominees listed at right (except as marked to the contrary).	WITHOUT AUTHORITY to vote for all nominees listed at right.	Nominees:			FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Company and until their respective successors shall have been duly elected and shall qualify.	☐	☐	GARY B. FILLER PATRICK F. O'NEAL DENNIS L. HERRICK KIETH E. SORENSON KIM A. COOPER LYNDON L. RICKS ERIC OLAFSON	2.	PROPOSAL TO RATIFY the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending March 29, 2003.	☐	☐	☐
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list at right.)
					THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE AND FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 29, 2003.
					Please complete, sign and date this proxy where indicated and return it promptly in the accompanying prepaid envelope.

		DATED:	, 2002
Signature	Signature if held jointly
NOTE:
(Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
SOLICITATION OF PROXIES
VOTING
ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PRINCIPAL HOLDERS OF VOTING SECURITIES AND RELATED STOCKHOLDER MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT COMMITTEE REPORT
RATIFICATION OF SELECTION OF AUDITOR
OTHER MATTERS
PROPOSALS OF SHAREHOLDERS
ADDITIONAL INFORMATION